                                                                    Exhibit 4(c)



                              THE HERTZ CORPORATION

                                       and

                              THE BANK OF NEW YORK


                                     Trustee





                                 ---------------

                                    INDENTURE

                           Dated as of March 16, 2001
                                 --------------







                             Senior Debt Securities

                              THE HERTZ CORPORATION

                    RECONCILIATION AND TIE BETWEEN INDENTURE
                           DATED AS OF MARCH 16, 2001
                                       AND
                           TRUST INDENTURE ACT OF 1939

TRUST INDENTURE                                                     INDENTURE
ACT SECTION                                                          SECTION

310(a)(1)......................................................          608
(a)(2).........................................................          608
(a)(3).........................................................  Not Applicable
(a)(4).........................................................  Not Applicable
(b)............................................................          609
312(a).........................................................          701
                                                                         702(a)
(b)............................................................          702(b)
(c)............................................................          702(c)
313(a).........................................................          703
(b)............................................................          703
(c)............................................................          703
(d)............................................................          703
314(a).........................................................          704
(c)(1).........................................................          102
(c)(2).........................................................          102
(c)(3).........................................................  Not Applicable
(d)............................................................  Not Applicable
(e)............................................................          102
315(a).........................................................          601(a)
(b)............................................................          602
(c)............................................................          601(b)
(d)............................................................          601(c)
(d)(1).........................................................          601(c)(1)
(d)(2).........................................................          601(c)(2)
(d)(3).........................................................          601(c)(3)
(e)............................................................          514
316(a)(1)(A)...................................................          512
(a)(1)(B)......................................................          513
(a)(2).........................................................  Not Applicable
(b)............................................................          503
317(a)(1)......................................................          503
(a)(2).........................................................          504
(b)............................................................         1003
318(a).........................................................          107

--------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Parties .......................................................................    1
Recitals ......................................................................    1

                                                                                 PAGE
                                                                                 ----
                                   ARTICLE ONE
             Definitions and Other Provisions of General Application

Section 101.  Definitions. ....................................................    1
              Act .............................................................    2
              Affiliate .......................................................    2
              Board of Directors ..............................................    2
              Board Resolution ................................................    2
              Business Day ....................................................    2
              Business Equipment ..............................................    2
              Commission ......................................................    2
              Company .........................................................    2
              Company Request .................................................    2
              Company Order ...................................................    2
              Consolidated Net Worth and Subordinated Debt ....................    2
              Corporate Trust Office ..........................................    3
              Defaulted Interest ..............................................    3
              Depository ......................................................    3
              Discounted Security .............................................    3
              Dollar ..........................................................    3
              Event of Default ................................................    3
              Floating Rate Formula ...........................................    3
              Global Security .................................................    3
              Holder ..........................................................    3
              Indenture .......................................................    3
              Interest Payment Date ...........................................    3
              Maturity ........................................................    3
              Officers' Certificate ...........................................    4
              Opinion of Counsel ..............................................    4
              Outstanding .....................................................    4
              Paying Agent ....................................................    4
              Person ..........................................................    4
              Place of Payment ................................................    5
              Predecessor Security ............................................    5
              Principal .......................................................    5
              Principal Property ..............................................    5
              Redemption Date .................................................    5
              Redemption Price ................................................    5

              Regular Record Date .............................................    5
              Rental Equipment ................................................    5
              Repayment Date ..................................................    5
              Responsible Officer .............................................    5
              Restricted Subsidiary ...........................................    6
              Sale and Leaseback Transaction ..................................    6
              Secured Debt ....................................................    6
              Security ........................................................    6
              Securities ......................................................    6
              Security Co-Registrar ...........................................    6
              Security Interest ...............................................    6
              Security Register ...............................................    7
              Security Registrar ..............................................    7
              Senior Debt .....................................................    7
              Series ..........................................................    7
              Special Record Date .............................................    7
              Stated Maturity .................................................    7
              Subordinated Debt ...............................................    7
              Subsidiary ......................................................    7
              Trustee .........................................................    7
              Trust Indenture Act .............................................    7
              Unrestricted Subsidiary .........................................    8
              Vice President ..................................................    8
              Yield to Maturity ...............................................    8

Section 102.  Compliance Certificates and Opinions. ...........................    8
Section 103.  Form of Documents Delivered to Trustee. .........................    8
Section 104.  Acts of Holders. ................................................    9
Section 105.  Notices, etc., to Trustee and Company. ..........................    10
Section 106.  Notices to Holders; Waiver. .....................................    10
Section 107.  Conflict with Trust Indenture Act. ..............................    11
Section 108.  Effect of Headings and Table of Contents. .......................    11
Section 109.  Successors and Assigns. .........................................    11
Section 110.  Benefits of Indenture. ..........................................    11
Section 111.  Governing Law. ..................................................    11
Section 112.  Legal Holidays. .................................................    11
Section 113.  Indenture and Securities Solely Corporate Obligations. ..........    12
Section 114.  Separability Clause. ............................................    12

                                   ARTICLE TWO
                                 Security Forms

Section 201.  Forms of Securities. ............................................    12
Section 202.  Form of Trustee's Certificate of Authentication. ................    13

                                  ARTICLE THREE
                                 The Securities

Section 301.  Title; Payment and Terms. .......................................    13
Section 302.  Denominations. ..................................................    15
Section 303.  Execution, Authentication and Delivery. .........................    15
Section 304.  Temporary Securities. ...........................................    15
Section 305.  Registration, Registration of Transfer and Exchange. ............    16
Section 306.  Mutilated, Destroyed, Lost or Stolen Securities. ................    17
Section 307.  Payment of Interest; Interest Rights Preserved. .................    18
Section 308.  Persons Deemed Owners. ..........................................    19
Section 309.  Cancellation. ...................................................    19
Section 310.  Computation of Interest. ........................................    19
Section 311.  CUSIP Numbers. ..................................................    19

                                  ARTICLE FOUR
                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture. ........................    20
Section 402.  Application of Trust Money. .....................................    21
Section 403.  Repayment of Moneys Held by Paying Agent. .......................    21
Section 404.  Repayment of Moneys Held by Trustee. ............................    21

                                  ARTICLE FIVE
                                    Remedies

Section 501.  Events of Default. ..............................................    22
Section 502.  Acceleration of Maturity; Rescission and Annulment. .............    23
Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.     24
Section 504.  Trustee May File Proofs of Claim. ...............................    24
Section 505.  Trustee May Enforce Claims Without Possession of Securities. ....    25
Section 506.  Application of Money Collected. .................................    25
Section 507.  Limitation on Suits. ............................................    26
Section 508.  Unconditional Right of Holders to Receive Principal and Interest.    26
Section 509.  Restoration of Rights and Remedies. .............................    27
Section 510.  Rights and Remedies Cumulative. .................................    27
Section 511.  Delay or Omission Not Waiver. ...................................    27
Section 512.  Control by Holders. .............................................    27
Section 513.  Waiver of Past Default. .........................................    28
Section 514.  Undertaking for Costs. ..........................................    28
Section 515.  Waiver of Stay or Extension Laws. ...............................    28

                                   ARTICLE SIX
                                   The Trustee

Section 601.  Certain Duties and Responsibilities. ............................    29
Section 602.  Notice of Defaults. .............................................    30

Section 603.  Certain Rights of Trustee. ......................................    30
Section 604.  Not Responsible for Recitals or Issuance of Securities. .........    31
Section 605.  May Hold Securities. ............................................    31
Section 606.  Money Held in Trust. ............................................    31
Section 607.  Compensation and Reimbursement. .................................    31
Section 608.  Corporate Trustee Required; Eligibility. ........................    32
Section 609.  Resignation and Removal; Appointment of Successor. ..............    32
Section 610.  Acceptance of Appointment by Successor. .........................    34
Section 611.  Merger, Conversion, Consolidation or Succession to Business. ....    35

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee Names and Addresses of Holders. ......    35
Section 702.  Preservation of Information; Communications to Holders. .........    35
Section 703.  Reports by Trustee. .............................................    36
Section 704.  Reports by Company. .............................................    37

                                  ARTICLE EIGHT
                 Consolidation, Merger, Conveyance, or Transfer

Section 801.  Company May Consolidate, etc., under Certain Conditions. ........    37
Section 802.  Successor Corporation Substituted. ..............................    38
Section 803.  Limitations on Mergers, etc. ....................................    38
Section 804.  Opinions of Counsel and Officers' Certificate. ..................    38

                                  ARTICLE NINE
                             Supplemental Indentures

Section 901.  Supplemental Indentures without Consent of Holders ..............    39
Section 902.  Supplemental Indentures with Consent of Holders. ................    40
Section 903.  Execution of Supplemental Indentures. ...........................    41
Section 904.  Effect of Supplemental Indentures. ..............................    41
Section 905.  Conformity with Trust Indenture Act. ............................    41
Section 906.  Reference in Securities to Supplemental Indentures. .............    41
Section 907.  Notice of Supplemental Indenture. ...............................    41
Section 908.  Record Date. ....................................................    42

                                   ARTICLE TEN
                                    Covenants

Section 1001. Payment of Principal and Interest. ..............................    42
Section 1002. Maintenance of Office or Agency. ................................    42
Section 1003. Money for Security Payments to be Held in Trust. ................    43
Section 1004. Limitations on Secured Debt. ....................................    44
Section 1005. Limitations on Sale and Leaseback Transactions. .................    45
Section 1006. Statement by Officer as to Default. .............................    46
Section 1007. Corporate Existence. ............................................    46

Section 1008. Calculation of Original Issue Discount. .........................    46

                                 ARTICLE ELEVEN
                            Redemption of Securities

Section 1101. Applicability of Article. .......................................    46
Section 1102. Election to Redeem; Notice to Trustee. ..........................    47
Section 1103. Selection by Trustee of Securities to be Redeemed. ..............    47
Section 1104. Notice of Redemption ............................................    47
Section 1105. Deposit of Redemption Price. ....................................    48
Section 1106. Securities Payable on Redemption Date. ..........................    48
Section 1107. Securities Redeemed in Part. ....................................    49

                                 ARTICLE TWELVE
                         Repayment at Option of Holders

Section 1201. Applicability of Article. .......................................    49
Section 1202. Repayment of Securities. ........................................    49
Section 1203. Exercise of Option. .............................................    49
Section 1204. When Securities Presented for Repayment Become Due and Payable. .    50
Section 1205. Securities Repaid in Part. ......................................    50

                                ARTICLE THIRTEEN
                                  Sinking Funds

Section 1301. Applicability of Article. .......................................    50
Section 1302. Satisfaction of Sinking Fund Payments with Securities. ..........    51
Section 1303. Redemption of Securities for Sinking Fund. ......................    51

                                ARTICLE FOURTEEN
                       Defeasance and Covenant Defeasance

Section 1401. Applicability of Article; Company's Option to Effect Defeasance
              or Covenant Defeasance. .........................................    51
Section 1402. Defeasance and Discharge. .......................................    52
Section 1403. Covenant Defeasance. ............................................    52
Section 1404. Conditions to Defeasance or Covenant Defeasance. ................    52
Section 1405. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions. ..........................    54
Section 1406. Reinstatement. ..................................................    55

                                 ARTICLE FIFTEEN
   Immunity of Incorporators, Stockholders, Officers, Directors and Employees

Section 1501. Exemption from Individual Liability. ............................    55

      Indenture dated as of March 16, 2001, between THE HERTZ CORPORATION, a Delaware corporation (hereinafter called the "Company") having an office at 225 Brae Boulevard, Park Ridge, New Jersey 07656, and THE BANK OF NEW YORK, a New York banking corporation (hereinafter called the "Trustee") .

                             RECITALS OF THE COMPANY

      The Company deems it necessary to issue from time to time for its lawful purposes Securities (hereinafter called the "Securities") evidencing its senior unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to have such titles, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company proposes to do all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company, as hereinafter provided.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises hereof and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101. Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, as amended from time to time, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the date of this Indenture; and

      (4) the words "herein", "hereof" and "hereunder" and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Six, are defined in those Articles.

      "Act" when used with respect to any Holder has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day", when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to be closed.

      "Business Equipment" means any and all motor vehicles, tractors and trailers, construction equipment, factory, commercial and office equipment and other revenue-earning personally owned, financed or otherwise held by or for the Company or any of its Restricted Subsidiaries for rental, lease, sale or disposition in the ordinary course of the business of the Company and its Restricted Subsidiaries, other than Rental Equipment.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" or "Company Order" means a written request or order, respectively, signed in the name of the Company by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

      "Consolidated Net Worth and Subordinated Debt" means the aggregate of (i) the capital and surplus accounts of the Company and its Restricted Subsidiaries as shown in the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries, prepared in accordance with generally accepted accounting principles, plus (ii) the aggregate outstanding principal amount of Subordinated Debt of the Company and its Restricted Subsidiaries, as reflected on the same consolidated balance sheet.

      "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 101 Barclay Street, 21st Floor West, New York, New York 10286
Attention: Corporate Trust Trustee Administration.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Depository" means with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

      "Discounted Security" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

      "Dollar" means such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Event of Default" has the meaning specified in Article Five.

      "Floating Rate Formula" means a formula or provision, specified in a resolution of the Board of Directors, providing for the determination and periodic adjustment of the interest rate per annum borne by a Security or series of Securities issued under this Indenture.

      "Global Security" means with respect to any series of Securities, one or more Securities executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered in the name of the Depository or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of such of the Outstanding Securities of such series as shall be specified therein.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the applicable Securities.

      "Maturity" when used with respect to any Security means the date on which the principal of that Security becomes due and payable as therein or herein provided, whether at the Stated

Maturity or by declaration of acceleration, call for redemption, request for redemption or otherwise.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel who may be an employee of the Company or other counsel acceptable to the Trustee, delivered to the Trustee.

      "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities or portions thereof for whose payment or redemption money (or its equivalent as provided in Section 401) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which have been paid pursuant to Section 306, unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide purchasers;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to Securities of any particular series, means the place or places where the principal of and interest, if any, on the Securities of that series are payable, as specified as contemplated by
Section 301; except that, at the option of the Company, interest, if any, shall always be payable by check mailed to the person entitled thereto.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated, or stolen Security.

      "Principal" of a debt security (including the Securities) means the principal (including any installment of principal) of the security plus, when appropriate, the premium, if any, on the Security.

      "Principal Property" means any building, structure or other facility (including land and fixtures) owned by the Company or any Restricted Subsidiary having a gross book value in excess of 2% of Consolidated Net Worth and Subordinated Debt, other than any such building, structure or other facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its subsidiaries as an entirety.

      "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means an amount equal to the principal amount thereof, plus when appropriate the premium, if any, together with accrued interest, if any, to the Redemption Date.

      "Regular Record Date" for the interest payable on any security means the date, if any, specified in such Security as the "Regular Record Date."

      "Rental Equipment" shall mean all automobiles owned, financed or otherwise held by the Company or any of its Restricted Subsidiaries which, in the ordinary course of business, are offered for rental within the United States of America for periods of less than 30 days.

      "Repayment Date", when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

      "Responsible Officer" when used with respect to the Trustee means any officer within the Trustee's Corporate Trust Office (or successor group) including without limitation any Vice President, any assistant secretary, any assistant treasurer, any trust officer, any assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Subsidiary" means any Subsidiary which is identified as a Restricted Subsidiary on Exhibit A or which after the date of this Indenture is designated by the Board of Directors as a Restricted Subsidiary, which designation shall be evidenced by a Board Resolution, provided that any Subsidiary so designated may be redesignated by the Board of Directors as an Unrestricted Subsidiary in accordance with the provisions of this definition. Any such designation or redesignation may be made more than once with respect to any Subsidiary. Notwithstanding the foregoing, (i) no Restricted Subsidiary may be designated an Unrestricted Subsidiary unless such Subsidiary, at the time of designation as an Unrestricted Subsidiary, does not own, directly or indirectly, any capital stock of any other Restricted Subsidiary or have any lien upon any of the assets of any other Restricted Subsidiary; and (ii) no Unrestricted Subsidiary may be designated a Restricted Subsidiary unless (A) at the time of such designation, the Company would be permitted to incur the Secured Debt, if any, of such Subsidiary under Section 1004 (without reference to subSection (a) or (c) thereof) without securing the Securities as provided in Section 1004, and
(B) at the time of such designation, such Subsidiary does not have outstanding any obligations with respect to a Sale and Leaseback Transaction which would have been prohibited under Section 1005 had such Subsidiary been a Restricted Subsidiary at the time of such transaction.

      "Sale and Leaseback Transaction" means any sale or transfer by the Company or one or more Restricted Subsidiaries (except a sale or transfer to the Company or one or more Restricted Subsidiaries) of any Principal Property, made more than 180 days after the later of the acquisition of such Principal Property or the completion of construction or full commencement of operations thereof, if such sale or transfer is made with the intention of, or as part of an arrangement involving, the lease of such Principal Property to the Company or a Restricted Subsidiary (except a lease for a period not exceeding 36 months, made with the intention that the use of the leased Principal Property by the Company or such Restricted Subsidiary will be discontinued on or before the expiration of such period).

      "Secured Debt" means all indebtedness for borrowed money, whether evidenced by a bond, debenture, note, contract right or otherwise, whether or not the Company or a Restricted Subsidiary is liable for the payment thereof, which is secured by a Security Interest upon any assets of the Company or any Restricted Subsidiary, including any capital stock or indebtedness of any Restricted Subsidiary. For this purpose, Secured Debt for which neither the Company nor a Restricted Subsidiary is liable for payment shall not be considered outstanding in an amount greater than the net book value of the property of the Company or its Restricted Subsidiaries which secures such Secured Debt.

      "Security" or "Securities" means any security or Securities evidencing senior unsecured indebtedness of the Company authenticated and delivered under this Indenture.

      "Security Co-Registrar" has the meaning specified in Section 305.

      "Security Interest" means any mortgage, pledge, lien, encumbrance, conditional sales contract, title retention agreement or other similar arrangement which secures payment or performance of an obligation.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Debt" means all indebtedness of the Company or any Restricted Subsidiary for money borrowed or capitalized lease obligations (including the indebtedness hereunder and, without duplication, any liability of the Company or a Restricted Subsidiary pursuant to any guarantee of or agreement to purchase the indebtedness of any other person), whether evidenced by a bond, debenture, note, contract right or otherwise, other than Subordinated Debt.

      A "series" of Securities means all Securities of a similar tenor authorized by a particular Board Resolution.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subordinated Debt" means any indebtedness of the Company either (i) existing on the date hereof and designated as senior or junior subordinated debt in a certificate of the Company delivered to the Trustee on or prior to the date hereof or if incurred after the date hereof, designated as senior or junior subordinated debt in the instruments evidencing such indebtedness at the time of issuance thereof, (ii) containing provisions providing for the subordination of such indebtedness to the Securities, (iii) the subordination provisions of which are at least as restrictive as those governing the indebtedness issued pursuant to the Indenture dated June 1, 1989 between the Company and The Bank of New York, as trustee relating to the issuance of the Company's senior subordinated debt Securities, (iv) the subordination provisions of which are at least as restrictive as those governing the indebtedness issued pursuant to the Indenture dated July 1, 1993 between the Company and Citibank, N.A., as trustee relating to the issuance of the Company's junior subordinated debt Securities, or (v) that ranks pari passu with or is subordinated in right of payment to such junior subordinated debt Securities.

      "Subsidiary" means any corporation of which at the time of determination the Company or one or more Subsidiaries, or the Company and one or more Subsidiaries, own or control directly or indirectly sufficient Securities having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time of determination Securities of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "Trust Indenture Act" or "TIA" means, subject to Section 905, the Trust Indenture Act of 1939, as amended from time to time, as in force at the date this instrument is executed.

      "Unrestricted Subsidiary" means any Subsidiary of the Company which is not a Restricted Subsidiary.

      "Vice President" when used with respect to the Company or the Trustee means any vice president elected by the board of directors of the Company or the Trustee, respectively, whether or not designated by a number or a word or words added before or after the title "Vice President".

      "Yield to Maturity", when used with respect to any Discounted Security, means the yield to maturity, if any, set forth on the face thereof.

Section 102. Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

      (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities or of the Securities of any particular series may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced by (1) any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, (2) the record of the Holders of Securities or of Securities of such series voting in favor thereof at any meeting of Holders of Securities or of Securities of such series duly called or (3) a combination of such instrument or instruments and any such record of such a meeting of Holders of Securities or of Securities of such series. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is other than in an individual capacity, such certificate or affidavit shall also constitute sufficient proof of the authority of the executing individual.

      (c) The fact and date of the execution by any Person of any such instrument or writing or the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules and regulations as the Trustee may determine.

      (d) The ownership of Securities shall be proved by the Security Register.

      (e) In determining whether the Holders of the requisite principal amount of Outstanding Securities or Outstanding Securities of a particular series have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of a Discounted Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee.

      (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided, or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid (except as otherwise provided in Sections 501(4) and 501(7)), to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notices to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

Section 108. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under or in respect of this Indenture, all covenants and conditions herein contained being for the sole benefit of the parties hereto and the Holders.

Section 111. Governing Law.

      This Indenture and each Security shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

Section 112. Legal Holidays.

      In any case where any Interest Payment Date or Redemption Date, or the Stated Maturity of any Security of any particular series shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provision of the Securities or this Indenture) payment of interest or principal with respect to the Security need not be made at such Place of Payment on such date, but May be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 113. Indenture and Securities Solely Corporate Obligations.

      No recourse for the payment of principal of or interest on any Security or for any claim based on any Security or this Indenture shall be had against any director or officer or stockholder, past, present or future, of the Company. Any such claim against any such Person is expressly waived as a condition of, and as consideration for, the execution and delivery of this Indenture and the issue of the Securities.

Section 114. Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                  ARTICLE TWO

                                 Security Forms

Section 201. Forms of Securities.

      The Securities shall be in such form or forms as shall be established by or pursuant to a Board Resolution or Board Resolutions, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any Securities exchange on which any series of the Securities may be listed, or as may, consistently herewith, be determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities.

      Prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

      (1) The Board Resolution by or pursuant to which such form of Security has been approved;

      (2) An Officers' Certificate dated the date such Certificate is delivered to the Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form have been complied with;

      (3) the Company Order referred to in Section 303; and

      (4) An Opinion of Counsel stating that Securities in such form, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors, and sold in the manner specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws generally affecting creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities.

Section 202. Form of Trustee's Certificate of Authentication.

      "This is one of the Securities of the series designated herein, issued under the Indenture described herein.

                              THE BANK OF NEW YORK,
                              as Trustee

                              By_____________________________
                                 Authorized Signatory"



                                 ARTICLE THREE

                                 The Securities

Section 301. Title; Payment and Terms.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

      The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution. With respect to any particular series of Securities, the Board Resolution relating thereto shall specify:

      (1) the title of the Securities of that series (which shall distinguish the Securities of that series from all other Securities);

      (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 304, 305, 306, 906, 1107 or 1205);

      (3) the date or dates on which the principal of the Securities of that series is payable and the currency in which payable;

      (4) the rate or rates at which the Securities of that series shall bear interest (if any), or the Floating Rate Formula pursuant to which such rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

      (5) the Place of Payment for Securities of that series;

      (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Company;

      (7) the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of that series shall be issuable;

      (9) if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

      (10) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency in which payment of the principal of and interest, if any, on the Securities of that series shall be payable;

      (11) if the principal of or interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (12) if the amount of payments of principal of or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined; and

      (13) whether the Securities of that series may be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities, may be exchanged in whole or in part for the individual Securities represented thereby; and

      (14) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any particular series shall be substantially identical except as to denomination, rate or rates of interest, if any, and maturity, except as may otherwise be provided in or pursuant to the Board Resolution relating thereto. All Securities of any particular series need not be issued at the same time and, except as otherwise provided, a series may be reopened for issuances of additional Securities of such series.

Section 302. Denominations.

      The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301.

Section 303. Execution, Authentication and Delivery.

      The Securities shall be executed on behalf of the Company by any one of the Chairman of the Board, the President, a Vice President, the Treasurer or any Assistant Treasurer. Such execution shall be attested to by the Secretary or any Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, up to the aggregate principal amount and containing terms from time to time authorized by or pursuant to a Board Resolution, executed by the Company, to the Trustee for the authentication of such Securities, together with a Company Order for the authentication and delivery of such Securities; and the Trustee shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

      Each Security shall be dated the date of its authentication.

      Promptly after the execution and delivery of this Indenture, the Company shall deliver to the Trustee an Officers' Certificate as to the incumbency and specimen signatures of officers authorized to give instructions under this Indenture and, as long as Securities are Outstanding under this Indenture, shall deliver a similar Officers' Certificate promptly upon any change in such authorized officers. The Trustee may conclusively rely on the documents delivered and instructions given pursuant to this Section 303 (unless resolved by superseding comparable documents) as to the authorization of any Securities delivered hereunder, and as to the authority of the instructing officers referred to in this Section 303 so to act.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein manually executed by the Trustee and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 304. Temporary Securities.

      Pending the preparation of definitive Securities, the Company may execute, and, upon receipt by the Trustee of the items specified in Section 201, the Trustee shall authenticate and deliver in the manner provided in Section 303, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of like series in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities shall be exchangeable for such definitive Securities upon surrender of the temporary Securities at the office of the Security Registrar, maintained for the purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any particular series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305. Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at an office or agency to be maintained by the Company as to each series of Securities in accordance with Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and registration of transfers of Securities of such series as herein provided. The Trustee at the Corporate Trust Office is hereby appointed as the Company's office or agency (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided. Upon written notice to the Trustee and any acting Security Registrar (if the Trustee shall not be the Security Registrar), the Company may appoint a successor Security Registrar. The Company may appoint one or more Security Co-Registrars for such purposes. At all reasonable times, the Security Register shall be open for inspection by the Trustee.

      Upon due presentment for registration of transfer of any Security of any particular series at the office or agency of any Security Registrar or Security Co-Registrar for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of the same series and aggregate principal amount, all as requested by the Person presenting the Security to be transferred.

      At the option of the Holder, Securities of any particular series may be exchanged for other Securities of any authorized denominations, of the same series and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued in exchange for or upon registration of transfer of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such exchange or registration of transfer.

      Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar or any Security Co-Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or such Security Co-Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1205 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period of 15 days preceding the mailing of a notice of redemption of Securities for redemption or (ii) to register the transfer of or exchange any Securities so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed. Upon delivery by any Security Co-Registrar of a Security in exchange for a Security surrendered to it in accordance with the provisions of this Indenture, the Security so delivered shall, subject to the provisions of the final paragraph of Section 303, for all purposes of this Indenture be deemed to be duly registered in the Security Register, provided, however, in making any determination as to the identity of Persons who are Holders, the Trustee shall, subject to the provisions of Section 601, be fully protected in relying on the Security Register at the Corporate Trust Office.

Section 306. Mutilated, Destroyed, Lost or Stolen Securities.

      A mutilated Security may be surrendered and, after the delivery to the Company and the Trustee of such security or indemnity as may be required by them to save each of them harmless, the Company in its discretion may execute, and the Trustee, in the event of such execution, shall authenticate and deliver in exchange therefor a new Security of the same series, tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there be delivered to the Company and to the Trustee

            (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and

            (ii) such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company in its discretion may execute and the Trustee, in the event of such execution, shall authenticate and deliver in lieu of any such destroyed, lost or stolen

Security, a new Security of the same series, tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall if so provided in such Security, be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any particular series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Company to the Persons in whose names the Securities of that series affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest. The Company shall fix the Special Record Date and the date of the proposed payment. The Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of the Securities of such series at his address as it appears in the Security Register not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date. The Company may make payment of any Defaulted Interest in any other lawful manner.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

      Prior to due presentment for registration of transfer or exchange, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section
307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

      All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever. All Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be cancelled and disposed of by the Trustee in accordance with its customary procedures and, if requested by the Company, shall deliver to the Company a certificate of such disposition.

      The repayment of any principal amount of Securities pursuant to an option of the Holder to require repayment of Securities before their Maturity shall not, for purposes of this Section 309, operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the Securities to the Trustee with a Company Order that such Securities shall be cancelled.

Section 310. Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Securities of any particular series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. If the Company requests any change in a "CUSIP" number, then the Company will promptly notify the Trustee of any such request or change.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to any rights of transfer or exchange of Securities herein provided for), and the Trustee, on Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

      (1) either

            (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities money for whose payment has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (B) all Securities not theretofore delivered to the Trustee for cancellation

                  (i)   have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) if redeemable at the option of the Company, are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, the obligations of the Company with respect to the Securities of any other series and to the Trustee under Section 607 shall survive.

Section 402. Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1003, all money or Securities deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) to the Persons entitled thereto, of the principal and interest, if any, for whose payment such money or Securities have been deposited with the Trustee; but such money or Securities need not be segregated from other funds except to the extent required by law.

Section 403. Repayment of Moneys Held by Paying Agent.

      In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent (other than the Trustee, if the Trustee be a Paying Agent) under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 404. Repayment of Moneys Held by Trustee.

      Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of any series and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of (or premium, if any, on) or interest, if any, on such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be mailed to each such Holder or published once a week for two successive weeks (in each case on any day of the week) in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. It shall not be necessary for more than one such publication to be made in the same newspaper.

                                  ARTICLE FIVE

                                    Remedies

Section 501. Events of Default.

      "Events of Default", wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) the failure of the Company to pay an installment of interest on any Security of that series when and as the same shall become payable, which failure shall have continued unremedied for a period of 30 days; or

      (2) the failure of the Company to pay the principal of any Security of that series at the Maturity thereof, which failure shall have continued unremedied for a period of 5 Business Days; or

      (3) the failure of the Company to deposit any sinking fund payment, when and as due by the terms of a Security of that series, which failure shall have continued unremedied for a period of 5 Business Days; or

      (4) the failure of the Company to observe and perform any other of the covenants or agreements on the part of the Company contained in the Securities of such series or this Indenture, which failure shall have continued unremedied to the satisfaction of the Trustee, for a period of 90 days after written notice shall have been given to the Company by the Trustee, by registered or certified mail, or shall have been given to the Company and the Trustee by the Holders of 25% or more in principal amount of the Securities of that series Outstanding, specifying such failure and requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder; or

      (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

      (6) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporation action in furtherance of any of the foregoing; or

      (7) default as defined in any mortgage, indenture (including this Indenture), note agreement or instrument, under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness of the Company in excess of $25,000,000, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable (including a default in respect of any other series of Securities under this Indenture), and such acceleration shall not be rescinded or annulled within ten days after written notice shall have been given to the Company by the Trustee, by registered or certified mail, or shall have been given to the Company and the Trustee by the Holders of 25% or more in principal amount of the Outstanding Securities of that series; or

      (8) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to any particular series of Securities occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount, or (in the case of Discounted Securities) such lesser amount as may be provided for in such Securities, of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal or such lesser amount, as the case may be, together with accrued interest, if any, and all other amounts owing hereunder or thereunder, shall become immediately due and payable.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A) all overdue installments of interest on all Securities of that series,

            (B) the principal of any Securities of that series which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Securities (or, in the case of Discounted Securities, such Securities' Yield to Maturity),

            (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest, if any, at the rate borne by such Securities (or, in the case of Discounted Securities, such Securities' Yield to Maturity), and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

      (2) all Events of Default, other than the non-payment of principal of Securities of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if

      (1) default is made in the payment of any installment of interest on any of the Securities, when and as the same shall become payable, and such default continues for a period of 30 days, or

      (2) default is made in the payment of the principal of any of the Securities at the Maturity thereof or otherwise, and such default continues for 5 Business Days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, if any, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by such Securities (or, in the case of Discounted Securities, such Securities, Yield to Maturity); and, in addition thereto, such further amount as shall be sufficient to cover the cost and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

      If an Event of Default with respect to Securities of a particular series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

Any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      First: To the payment of all amounts due the Trustee under Section 607;

      Second: To the payment of the amounts then due and unpaid upon the Securities for principal and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal and interest, if any, respectively; and

      Third: The remainder, if any, shall be paid to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Section 507. Limitation on Suits.

      No Holder of any Security of any particular series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall give written notice thereof to the Trustee;

      (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of that series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that series, or to obtain or to seek to obtain priority or preference over any other Holders of Securities of that Series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of that series.

Section 508. Unconditional Right of Holders to Receive Principal and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal and (subject to Section 307) interest, if any, on such Security on the respective Stated Maturities expressed in such security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities of that series or exercising any trust or power conferred on the Trustee with respect to such Securities, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture,

      (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability, and

      (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Default.

      Prior to acceleration of Maturity of the Securities of a particular series under the provisions of Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of that particular series may on behalf of the Holders of all the Securities of that series waive any past default hereunder with respect to that series and its consequences, except a default in the payment of the principal of or interest, if any, on any Security of that series or in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of that series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and reasonable expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the principal amount of the outstanding Securities of any particular series or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereinafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   The Trustee

Section 601. Certain Duties and Responsibilities.

      (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this SubSection shall not be construed to limit the effect of SubSection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any particular Series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of that series; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder with respect to Securities of any particular series, the Trustee shall transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest, if any, on any Security of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of that series; and provided, further, that in the case of any default of the character specified in Section 501 (4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603. Certain Rights of Trustee.

      Except as otherwise provided in Section 601:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

      (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

      (h) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 604. Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

      The Trustee, Paying Agent, Security Registrar, Security Co-Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Security Co-Registrar or such other agent.

Section 606. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607. Compensation and Reimbursement.

      The Company agrees

      (1) to pay to the Trustee from time to time such compensation, as shall be agreed in writing between the Company and the Trustee, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or any other duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

Section 608. Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 609. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any particular series by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (d) If at any time

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of the particular series for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder of any series, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any particular series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of that series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any particular series and each appointment of a successor Trustee with respect to the Securities of that series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

Section 610. Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in SubSection (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 611. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                 ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

      With respect to each particular series of Securities, the Company will furnish or cause to be furnished to the Trustee

      (a) semi-annually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, not more than 15 days after each June 30 and December 31), a list, in such form as the Trustee may reasonable require, of the names and addresses of the Holders of that series as of such date or dates and

      (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that so long as the Trustee is the Security Registrar and there shall be no Security Co-Registrar, no such lists shall be required to be furnished.

Section 702. Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

      (b) If three or more Holders of Securities of any particular series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of that series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of that series with respect to their rights under this Indenture or under the Securities of that series and is accompanied by a copy of the form of Proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

            (ii) inform such applicants as to the approximate number of Holders of Securities of that series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
      Section 702(a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of that series whose name and address appear in the information preserved at the time by the Trustee in accordance with
Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of that series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703. Reports by Trustee.

      (a) Within 60 days after May 15 of each year commencing with the year 2001, the Trustee shall transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), and to the Company, a brief report dated as of such May 15, and required by TIA Section 313(a).

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any (only if required by any such stock exchange), upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

Section 704. Reports by Company.

      The Company will:

      (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national Securities exchange as may be prescribed from time to time in such rules and regulations;

      (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

      (3) transmit by mail to the Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                 Consolidation, Merger, Conveyance, or Transfer

Section 801. Company May Consolidate, etc., under Certain Conditions.

      Subject to the provisions of Section 803, the Company may consolidate with or merge into any other corporation or sell, convey or transfer its properties and assets substantially as an entirety to any Person, provided that:

      (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the

Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and shall, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

      (2) immediately after giving effect to such transaction, no Event of Default with respect to any series of Securities, and no event which, after notice or lapse of time, or both, would become an Event of Default with respect to any series of Securities, shall have happened and be continuing.

Section 802. Successor Corporation Substituted.

      Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, and upon compliance with Section 803, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in
Section 801) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.

Section 803. Limitations on Mergers, etc.

      The Company may not consolidate with, merge into, or sell, convey or transfer its properties and assets substantially as an entirety to, another Person, if, as a result of such consolidation, merger, sale, conveyance or transfer, any property owned by the Company or a Restricted Subsidiary immediately prior thereto would be subjected to a Security Interest, unless (a) simultaneously therewith or prior thereto effective provision shall be made for the securing (equally and ratably with any other indebtedness of or guaranteed by the Company then entitled thereto) of the due and punctual payment of the principal of and interest on all of the Securities by a prior lien upon such property, or (b) the Company would be permitted to create such Security Interest pursuant to Section 1004 without equally and ratably securing the Securities.

Section 804. Opinions of Counsel and Officers' Certificate.

      The Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel as conclusive evidence for and stating that any such consolidation, merger, sale or conveyance and assumption complies with the provisions of this Article Eight, that all conditions precedent herein provided for relating to such transaction have been complied with and that it is proper for the Trustee under the provisions of this Indenture to join in the execution of the supplemental indenture provided for in Section 901.

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901. Supplemental Indentures without Consent of Holders.

      Without the consent of any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of the following purposes:

      (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants, agreements and obligations of the Company pursuant to Article Eight hereof and contained in the Securities;

      (2) to add to the covenants of the Company, for the benefit of the Holders of all or an particular series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company;

      (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default;

      (4) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provisions shall not adversely affect the interest of the Holders of the then Outstanding Securities or of the then Outstanding Securities of any particular series in any material respect;

      (5) to add to, delete from or revise the conditions, limitations and restrictions upon which Securities may from time to time be issued, authenticated and delivered, as herein set forth;

      (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b);

      (8) to secure the Securities pursuant to Section 1004; or

      (9) to add any provision to or change in any manner or eliminate any of the provisions of this Indenture but only if such addition, change or elimination will apply only to series of Securities that are not then Outstanding.

Section 902. Supplemental Indentures with Consent of Holders.

      The Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture, but only with the consent (i) of the Holders of not less than a majority in principal amount of the Securities Outstanding, or
(ii) in case less than all of the several series of Securities then Outstanding are affected by the addition, change, elimination or modification, of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series so affected, in each case by Act of said Holders delivered to the Company and the Trustee; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security Outstanding affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest, if any, thereon, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of the Maturity thereof pursuant to Section 502, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date),

      (2) reduce the percentage in principal amount of the Outstanding Securities or the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences provided for in this Indenture, or

      (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

      Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Notice of Supplemental Indenture.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture with respect to any particular series of Securities pursuant to this Article, the Company shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect in such notice, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 908. Record Date.

      If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. The record date shall be a date no more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. No such consent shall be valid or effective for more than 90 days after such record date and no action shall be taken in respect of such record consent after such 90 day period.

                                  ARTICLE TEN

                                    Covenants

Section 1001. Payment of Principal and Interest.

      The Company agrees, for the benefit of each particular series of Securities, that it will duly and punctually pay the principal of and interest, if any, on each Security in that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

      The Company will maintain in each Place of Payment for any particular series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. Unless otherwise designated by the Company in a written notice to the Trustee, such agency for any series of Securities for which the Place of Payment shall be the same as the location of the Corporate Trust Office for all such purposes shall be the Corporate Trust Office. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

      In addition to such office or agency, the Company may from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented for any of or all the purposes specified above in this Section 1002 and may from time to time rescind such designations, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain such office and agency in each Place of Payment for the purposes above mentioned. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

Section 1003. Money for Security Payments to be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any particular series of Securities, it will, on or before each due date of the principal of or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any particular series of Securities, it will, on each due date of the principal of or interest, if any, on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any particular series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest, if any, on Securities of that series; and

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 1004. Limitations on Secured Debt.

      The Company will not at any time create, incur, assume or guarantee, and will not cause, suffer or permit a Restricted Subsidiary to create, incur, assume or guarantee, any Secured Debt, without making effective provision whereby all Securities then outstanding of any series and any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary then entitled thereto, subject to applicable priorities of payment, shall be secured by the Security Interest securing such Secured Debt equally and ratably with any and all other obligations and indebtedness thereby secured (subject, however, to applicable priorities of payment), so long as any such Secured Debt remains outstanding; provided, however, that the foregoing covenants shall not apply to:

      (a) any Security Interest existing on the date of this Indenture;

      (b) any Security Interest existing on property at the time such property is acquired by the Company or a Restricted Subsidiary; provided such Security Interest is limited to all or part of the property so acquired;

      (c) (i) any Security Interest existing on the property or on the outstanding shares or indebtedness of a corporation at the time such corporation becomes a Restricted Subsidiary, or (ii) subject to the provisions of Section 803, any Security Interest on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; provided, in each such case, that such Security Interest does not extend to any property owned prior to such transaction by the Company or any Restricted Subsidiary which was a Restricted Subsidiary prior to such transaction;

      (d) any Security Interest in favor of the Company or any Restricted Subsidiary;

      (e) Mechanics', materialmen's, carriers' or other like liens, arising in the ordinary course of business;

      (f) Liens of taxes or assessments for the then current year not at the time due, or the liens of taxes or assessments already due but the validity of which is being contested in good faith and against which adequate reserves have been established;

      (g) Judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

      (h) Security Interests in property of the Company or a Restricted Subsidiary in favor of the United States of America or any state or agency or instrumentality thereof to secure partial, progress, advance or other payments, pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Security Interests;

      (i) Security Interests on Business Equipment;

      (j) any Security Interest given or executed by the Company or any Restricted Subsidiary to secure an amount not in excess of the purchase price or fair value at the time of acquisition, whichever, in the opinion of the Company, shall be less, on, any property (other than Rental Equipment) which may be acquired after the date of this Indenture by the Company or any Restricted Subsidiary; provided, that such Security Interest is limited to the property so acquired;

      (k) Security Interests on properties financed through tax-exempt municipal obligations; provided, that such Security Interest is limited to the property so financed; or

      (l) any refunding, renewal, extension or replacement (or successive refundings, renewals, extensions or replacements), in whole or in part, of any Security Interest referred to in the foregoing clauses (a) to (k) inclusive; provided, however, that the principal amount of indebtedness secured in such refunding, renewal, extension or replacement does not exceed that secured at the time by such Security Interest and, provided, further, that such renewal, refunding, extension or replacement of such Security Interest is limited to all or part of the same property subject to such Security Interest being refunded, renewed, extended or replaced.

      Notwithstanding the foregoing provisions of this Section 1004, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Secured Debt which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Secured Debt of the Company and its Restricted Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Secured Debt permitted to be secured under subparagraphs (a) through (1), inclusive above) and the aggregate value of the Sale and Leaseback Transactions in existence at such time (not including Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with Section 1005), does not at the time of incurrence exceed 10% of Consolidated Net Worth and Subordinated Debt.

Section 1005. Limitations on Sale and Leaseback Transactions.

      The Company will not, and will not permit any Restricted Subsidiary to, engage in any Sale and Leaseback Transaction unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 1004 hereof (without reference to subSections (a) through (1) thereof), to incur Secured Debt equal in amount to the amount realized or to be realized upon the sale or transfer involved in such Sale and Leaseback Transaction, secured by a Security Interest on the property to be leased without securing all Securities then outstanding of any series as provided in Section 1004 or (b) the Company or a Restricted Subsidiary shall apply, within 120 days after such sale or transfer, an amount equal to the fair value of the property so leased (as determined by the Board of Directors of the Company) to the repayment of Senior Debt of the Company or of any Restricted Subsidiary (other than Senior Debt owed to the Company or any Restricted Subsidiary) then prepayable, on a pro rata basis, according to the respective principal amounts of Senior Debt then held by the various holders thereof.

Section 1006. Statement by Officer as to Default.

      The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, a statement of an officer which shall be either the principal executive officer, principal financial officer or the principal accounting officer of the Company stating whether or not to the best of his knowledge the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge.

      The Company will deliver to the Trustee five days after the occurrence thereof, written notice of any acceleration which with the giving of notice and the lapse of time would become an Event of Default pursuant to clause (7) of
Section 501.

Section 1007. Corporate Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1008. Calculation of Original Issue Discount.

      The Company shall file with the Trustee promptly at the end of each calendar year, only if any original issue discount has accrued on any Outstanding Securities during such year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101. Applicability of Article.

      Redemption of Securities (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

Section 1102. Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any particular series with the same issue date, interest rate and Stated Maturity, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee by Company Request of such Redemption Date and of the principal amount of Securities of that series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In case of any redemption at the election of the Company of all of the Securities of any particular series with the same issue date, interest rate and Stated Maturity, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee by Company Request of such Redemption Date and shall deliver to the Trustee such documentation and records as shall enable the Trustee to redeem the Securities. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to be Redeemed.

      If less than all the Securities are to be redeemed, the Company may select the series to be redeemed, and if less than all the Securities of any series are to be redeemed with the same issue date, interest rate, and Stated Maturity, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of that series not previously called for redemption, by such method as it shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series, or any integral multiple thereof) of the principal of Securities of that series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

Section 1104. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed at his address appearing in the Security Register.

      All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all outstanding Securities of a particular series are to be redeemed, the identification by serial number (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each Security or portion thereof, and that interest thereon shall cease to accrue on and after said date,

            (5) the place where such Securities are to be surrendered for payment of the Redemption Price, and

            (6) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

Section 1105. Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and, to the extent that interest thereon shall be lawful, the interest, if any, thereon, shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Security (or, in the case of Discounted Securities, the Security's Yield to Maturity).

Section 1107. Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Company, the Security Registrar, any Paying Agent or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar, such Paying Agent and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of any authorized denomination or denominations as requested by such Holder, of the same series and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                 ARTICLE TWELVE

                         Repayment at Option of Holders

Section 1201. Applicability of Article.

      Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1202. Repayment of Securities.

      Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. The Company covenants that prior to 11:00 A.M., New York City time, on the Repayment Date the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

Section 1203. Exercise of Option.

      Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder, must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the

Holders of such Securities) not earlier than 30 days nor later than 15 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

Section 1204. When Securities Presented for Repayment Become Due and Payable.

      If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

Section 1205. Securities Repaid in Part.

      Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE THIRTEEN

                                  Sinking Funds

Section 1301. Applicability of Article.

      Redemption of Securities through operation of a sinking fund as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any particular series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the term of Securities of any particular series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any particular series, the cash amount of any sinking fund payment may be subject to reductions as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any particular series as provided for by the terms of Securities of that series.

Section 1302. Satisfaction of Sinking Fund Payments with Securities.

      The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1303. Redemption of Securities for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any particular series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE FOURTEEN

                       Defeasance and Covenant Defeasance

Section 1401. Applicability of Article; Company's Option to Effect Defeasance or
              Covenant Defeasance.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, defeasance of the Securities of a series under Section 1402, or covenant defeasance of a series under Section 1403 shall be made in accordance with the terms of such Securities and in accordance with this Article.

Section 1402. Defeasance and Discharge.

      Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities of such series to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to Global Securities and such Securities under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under
Section 1403 with respect to the Securities of such series.

Section 1403. Covenant Defeasance.

      Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 803, 1004 and 1005, and, if specified pursuant to Section 301, the Company shall be released from its obligations under any other covenant, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of the Holders (and the consequences of any thereof) in connection with Section 803, 1004 or 1005, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under subSection 501(4) or subSection 501(8) of this Indenture, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1404. Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 1402 or Section 1403 to the outstanding Securities of such series:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installments of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means Securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

      (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subSections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

      (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in the Trust Indenture Act with respect to any Securities of the Company.

      (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

      (5) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of the first issuance by the Company of Securities pursuant to this instrument, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

      (6) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

      (7) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terns, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

      (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

Section 1405. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1404 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

      Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company, from time to time upon Company Request, any monies or U.S. Government Obligations held by it as provided in
Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent "defeasance" or "covenant defeasance".

Section 1406. Reinstatement.

      If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 1405 with respect to the Securities of any series by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred with respect to the Securities of such series pursuant to Section 1404 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 1405.

                                ARTICLE FIFTEEN

                    Immunity of Incorporators, Stockholders,
                        Officers, Directors and Employees

Section 1501. Exemption from Individual Liability.

      No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                              *  *  *  *  *  *  *

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                          THE HERTZ CORPORATION


                                          /s/ ROBERT H. RILLINGS
                                          ---------------------------------
                                          By Robert H. Rillings
                                          Treasurer

/s/ ALLEN E. DANZIG
-----------------------------------
Attest:  Allen E. Danzig
Assistant Secretary




                                          THE BANK OF NEW YORK,
                                            Trustee


                                          /s/ MARIE E. TRIMBOLI
                                          ---------------------------------
                                          By Marie E. Trimboli
                                          Assistant Vice President

                                                                       EXHIBIT A

                             RESTRICTED SUBSIDIARIES

                                                                  Percentage
                                  Jurisdiction     Outstanding    Owned of
                                  in which         Stock          Each Class
Corporation                       Incorporated     Owned by       of Stock
-----------                       ------------     --------       --------
Hertz System, Inc.                Delaware         Company        100%
Hertz Equipment Rental
   Corporation ("Herc")           Delaware         Company        100%

Hertz Canada Limited              Ontario          Company        100%

Hertz Claim
   Management Corporation         Delaware         Company        100%

Hertz International
   RE Limited                     Ireland          Company*       100%

Hertz Technologies, Inc.          Delaware         Company        100%


-----------------------

* Consistent with the requirements of local law, one share stands in the name of Hertz International, Ltd. and is beneficially owned by the Company.


                                       1